                                                                    EXHIBIT 99.1

                                                                  EXECUTION COPY



                                FOURTH AMENDMENT
                    TO AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Fourth Amendment") is made and entered into as of September 22, 2005, by and among the financial institutions identified on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), WELLS FARGO FOOTHILL, INC., a California corporation, as administrative agent and collateral agent for the Lenders (in such capacities, together with any successor administrative agent and collateral agent, the "Agent"), SILVER POINT FINANCE, LLC, as the co-agent, syndication agent, documentation agent (in such capacities, together with any successor co-agent, syndication agent, and documentation agent, the "Co-Agent"), arranger and book runner, SALTON, INC., a Delaware corporation (the "Parent"), each of the Parent's Subsidiaries identified on the signature pages hereof as Borrowers (collectively with the Parent, the "Borrowers") and each of the Parent's Subsidiaries identified on the signature pages hereof as Guarantors (collectively, the "Guarantors" and, together with the Borrowers, the "Borrower Parties").


                                   WITNESSETH:

         WHEREAS, the Lenders, the Agent, the Co-Agent, and the Borrower Parties are parties to that certain Amended and Restated Credit Agreement, dated as of May 9, 2003 and amended and restated as of June 15, 2004 (as amended as of August 30, 2004, as of May 11, 2005, and as of July 8, 2005, and as it may be further amended, modified, supplemented or amended and restated from time to time, the "Credit Agreement");

         WHEREAS, the Borrower Parties, the Lenders, the Agent and the Co-Agent
(a) have entered into a Waiver and Consent dated as of September 16, 2005 relating to the sale of the tabletop business pursuant to an Asset Purchase Agreement dated as of September 15, 2005 among Parent, as the seller, SAH Acquisition Corp., as the buyer, and Lifetime Brands, Inc., as the parent of the buyer (the "Tabletop Sale Waiver"), and (b) are concurrently entering into a Waiver and Consent dated as of the date hereof relating to the sale of 111,544,628 ordinary shares in the issued share capital of Amalgamated Appliance Holdings Limited pursuant to a Sale Agreement dated as of August 26, 2005 among Parent and Interactive Capital (Proprietary) Limited (on its own behalf and on behalf of each member of a consortium) (the "AMAP Sale Waiver"); and

         WHEREAS, the Borrower Parties, the Lenders, the Agent and the Co-Agent wish to amend the Credit Agreement as herein provided;

         NOW, THEREFORE, in consideration of the agreements and provisions herein contained, the parties hereto do hereby agree as follows:

SECTION 1. DEFINITIONS. Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

SECTION 2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended, effective as of the date this Fourth Amendment becomes effective in accordance with Section 4 hereof, as follows:

         2.01 AMENDMENT TO SECTION 3.1(C) OF THE CREDIT AGREEMENT. Section 3.1(c) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

                  "(c) Mandatory Prepayments; Additional Term Loan. (i) The proceeds received in connection with the Tabletop Asset Sale (as defined in the Tabletop Sale Waiver) and held by Agent (in accordance with Section 5.03 of the Tabletop Sale Waiver) shall be applied by Agent to prepay the outstanding principal amount of the Term Loan in an amount equal to 100% of the Net Cash Proceeds received in connection therewith. Upon consummation of the AMAP Sale (as defined in the AMAP Sale Waiver), Borrowers shall prepay the outstanding principal amount of the Term Loan in an amount equal to 100% of the Net Cash Proceeds received in connection therewith.

                  (ii) At any time during the seven (7) Business Day period immediately following the Fourth Amendment Effective Date, Borrowers shall request one or more additional term loans (collectively, the "Additional Term Loan"). In no event shall Borrowers make more than three (3) such Borrowing requests and, after all such Borrowings, the sum of the outstanding principal amount of the Additional Term Loan plus the outstanding principal amount of the Term Loan shall equal $100,000,000. Each Borrowing of an Additional Term Loan shall be made upon the Administrative Borrower's written notice delivered, on behalf of the Borrowers, to the Agent, of a Notice of Borrowing, which must be received by the Agent prior to (A) 11:00 a.m. (New York, New York time) three (3) Business Days prior to the requested Funding Date, in the case of LIBOR Rate Loans and (B) 11:00 a.m. (New York, New York time) on the requested Funding Date, in the case of Base Rate Loans, specifying: (I) the amount of the Borrowing, which in the case of a LIBOR Rate Loan must equal or exceed $5,000,000 and increments of $1,000,000 in excess of such amount (unless waived by Agent and Co-Agent in writing (including by facsimile or electronic mail)); (II) the requested Funding Date, which must be a Business Day; (III) whether the Additional Term Loans requested are to be Base Rate Loans or LIBOR Rate Loans (and if not specified, it shall be deemed a request for a Base Rate Loan); and (IV) the duration of the Interest Period for LIBOR Rate Loans (and if not specified, it shall be deemed a request for an Interest Period of one month). The Additional Term Loan shall be governed by the provisions governing the Term Loan for all purposes hereunder, and all references to "Term Loan" in the Credit Agreement and the other Loan Documents shall be deemed to include the Additional Term Loan.

                  (iii) With respect to the proceeds of the Additional Term Loan borrowed after using the proceeds of the AMAP Sale to pay down the Term Loan pursuant to clause (i) above, (a) the first $24,919,414.62 of such proceeds shall be used solely to pay the outstanding principal amount of the Revolving Loans (on a ratable basis); provided, that (I) concurrently with such application to the outstanding Revolving Loans, Agent and Co-Agent shall establish and maintain a corresponding reserve against the Maximum Amount and the Borrowing Base in an amount equal to the amount of such prepayment of Revolving Loans, and (II) such reserve against the Maximum Amount and the Borrowing Base shall be released only at the sole discretion of the Agent and the Co-Agent, (b) the next $50,000,000 of such proceeds of the Additional Term Loan shall be funded into an interest-bearing cash collateral account in the name of the Administrative Borrower (the "Cash Collateral Account") that will be subject to a Blocked Account Agreement with a depository bank (the "Blocked Account Bank") satisfactory in form and substance to Agent and Co-Agent, and if Administrative Borrower delivers a written request to Agent and Co-Agent to have funds released from the Cash Collateral Account to either (I) effect a purchase, prepayment or redemption of all or a portion of the outstanding principal amount of the 2005 Senior Notes (a "Notes Prepayment") or (II) prepay outstanding Revolving Loans, then upon the receipt by Agent and Co-Agent of evidence reasonably satisfactory to Agent and Co-Agent demonstrating that the funds requested to be released from the Cash Collateral Account shall be used solely to effect a Notes Prepayment or a prepayment of outstanding Revolving Loans, as applicable (including, without limitation, a certificate signed by the Administrative Borrower to such effect), Agent shall direct the Blocked Account Bank to release such funds to the Administrative Borrower; provided, that (I) Administrative Borrower shall provide evidence reasonably satisfactory to the Co-Agent and the Agent of the use of such proceeds promptly (and in any event within 2 Business Days) after each such use and failure to do so shall constitute an Event of Default (without giving effect to any grace period) (it being understood and agreed that, in the case of an optional redemption or payment on the maturity date of the 2005 Senior Notes, such requirement may be satisfied by written acknowledgement from the Trustee under the Indenture governing the 2005 Senior Notes that such Trustee has received such funds from Borrowers necessary to effect such optional redemption or payment at maturity as required by the terms of the Indenture governing the 2005 Senior Notes); (II) interest earned on funds deposited in the Cash Collateral Account shall inure to the benefit of Borrowers; (III) upon the Administrative Borrower providing evidence reasonably satisfactory to Agent and Co-Agent that Borrowers have issued additional Second Lien Term Loan or equity in exchange for 2005 Senior Notes (which prepayment of the 2005 Senior Notes is hereby permitted to the extent that Borrowers are otherwise permitted to issue the additional Second Lien Term Loan or equity under the Loan Documents), then Agent shall direct the Blocked Account Bank to release to the Administrative Borrower funds in the Cash Collateral Account in an amount equal to the reduction of the principal amount of the 2005 Senior Notes effected by such exchange;
         (IV) Agent shall direct the Blocked Account Bank to release any remaining funds in the Cash Collateral Account, including interest earned thereon, to the Administrative Borrower at such time that all of the outstanding principal amount of the 2005 Senior Notes shall have been paid; (V) notwithstanding the foregoing or anything to the contrary contained herein, a Notes Prepayment may not effected if a Default or Event of Default has occurred and is continuing or would result therefrom; and (VI) if the Administrative Borrower requests to have funds released from the Cash Collateral Account to make a prepayment of outstanding Revolving Loans, then (x) concurrently with such application to the outstanding Revolving Loans, Agent and Co-Agent shall establish and maintain a corresponding reserve against the Maximum Amount and the Borrowing Base in an amount equal to the amount of such prepayment of Revolving Loans, and (y) if Administrative Borrower subsequently delivers a Notice of Borrowing which indicates that Borrowers intend to use all of the proceeds of such Borrowing to effect a Notes Prepayment, then, upon receipt by Agent and Co-Agent of evidence reasonably satisfactory to Agent and Co-Agent demonstrating that the funds requested for Borrowing shall be used solely to effect a Notes Prepayment, such reserve against the Maximum Amount and the Borrowing Base shall be released by Agent and Co-Agent in an amount equal to the reduction of the principal amount of the 2005 Senior Notes that will be effected by such Notes Prepayment, and Administrative Borrower shall provide evidence reasonably satisfactory to the Co-Agent and the Agent of the use of such proceeds promptly (and in any event within 2 Business Days) after each such use and failure to do so shall constitute an Event of Default (without giving effect to any grace period) (it being understood and agreed that, in the case of an optional redemption or payment on the maturity date of the 2005 Senior Notes, such requirement may be satisfied by written acknowledgement from the Trustee under the Indenture governing the 2005 Senior Notes that such Trustee has received such funds from Borrowers necessary to effect such optional redemption or payment at maturity as required by the terms of the Indenture governing the 2005 Senior Notes); and (c) any additional proceeds of the Additional Term Loan may be used by the Borrowers for any purpose to the extent not prohibited by or inconsistent with the Credit Agreement.

                  (iv) If the aggregate outstanding principal amount of the Loans exceeds the result of the sum of clauses (a)(A), (a)(B) and
         (a)(C) of the definition of Borrowing Base on March 31, 2006, then, on such date, the Borrowers shall prepay the outstanding principal amount of the Revolving Loans (on a ratable basis) in an amount equal to such excess; provided, that (A) concurrently with each such application to the outstanding Revolving Loans, Agent and Co-Agent shall establish and maintain a corresponding reserve against the Maximum Amount and the Borrowing Base in an amount equal to the amount of such prepayment, and
         (B) such reserve against the Maximum Amount and the Borrowing Base shall be released only at the sole discretion of the Agent and the Co-Agent.

                  (v) The provisions of this Section 3.1(c) shall not be deemed to be implied consent to any issuance, incurrence, sale or other disposition otherwise prohibited by the terms and conditions of this Agreement."

         2.02 AMENDMENTS TO SECTION 7.24 OF THE CREDIT AGREEMENT. Section 7.24 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

         "7.24 Fixed Charge Coverage Ratio. No Borrower Party shall permit the Consolidated Fixed Charge Coverage Ratio, calculated on a consolidated basis with respect to the Parent and its Subsidiaries, as of the end of each fiscal month for the twelve-month period then ending, to be less than the amount set forth below for the applicable period set forth below:

----------------------------------------------------------------------------------------------
           Applicable Ratio                              Applicable Period
----------------------------------------------------------------------------------------------
0.34 to 1.00                               For the 12-month period ending August 31, 2005
----------------------------------------------------------------------------------------------
0.25 to 1.00                               For the 12-month period ending September 30, 2005
----------------------------------------------------------------------------------------------
0.16 to 1.00                               For the 12-month period ending October 31, 2005
----------------------------------------------------------------------------------------------
0.09 to 1.00                               For the 12-month period ending November 30, 2005
----------------------------------------------------------------------------------------------
0.08 to 1.00                               For the 12-month period ending December 31, 2005
----------------------------------------------------------------------------------------------
0.14 to 1.00                               For the 12-month period ending January 31, 2006
----------------------------------------------------------------------------------------------
0.18 to 1.00                               For the 12-month period ending February 28, 2006
----------------------------------------------------------------------------------------------
0.32 to 1.00                               For the 12-month period ending March 31, 2006
----------------------------------------------------------------------------------------------
0.40 to 1.00                               For the 12-month period ending April 30, 2006
----------------------------------------------------------------------------------------------
0.37 to 1.00                               For the 12-month period ending May 31, 2006
----------------------------------------------------------------------------------------------
0.49 to 1.00                               For the 12-month period ending June 30, 2006
----------------------------------------------------------------------------------------------
0.58 to 1.00                               For the 12-month period ending July 31, 2006
----------------------------------------------------------------------------------------------
0.64 to 1.00                               For the 12-month period ending August 31, 2006
----------------------------------------------------------------------------------------------
0.65 to 1.00                               For the 12-month period ending September 30, 2006
----------------------------------------------------------------------------------------------
0.67 to 1.00                               For the 12-month period ending October 31, 2006
----------------------------------------------------------------------------------------------
0.65 to 1.00                               For the 12-month period ending November 30, 2006
----------------------------------------------------------------------------------------------
0.81 to 1.00                               For the 12-month period ending December 31, 2006
----------------------------------------------------------------------------------------------
0.85 to 1.00                               For the 12-month period ending January 31, 2007
----------------------------------------------------------------------------------------------
0.91 to 1.00                               For the 12-month period ending February 28, 2007
----------------------------------------------------------------------------------------------
0.94 to 1.00                               For the 12-month period ending March 31, 2007
----------------------------------------------------------------------------------------------
0.98 to 1.00                               For the 12-month period ending April 30, 2007
----------------------------------------------------------------------------------------------
1.06 to 1.00                               For the 12-month period ending May 31, 2007
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
1.09 to 1.00                               For the 12-month period ending June 30, 2007
----------------------------------------------------------------------------------------------
A ratio determined by Co-Agent based on    For each 12-month period ending on
the projections delivered pursuant to      the last day of each month thereafter
Section 5.2(g) satisfactory to Co-Agent,
unless otherwise agreed to in writing
by Co-Agent and the Borrowers
----------------------------------------------------------------------------------------------

         2.03 AMENDMENTS TO SECTION 7.25 OF THE CREDIT AGREEMENT. Section 7.25 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting "[Intentionally Omitted]" in lieu thereof.

         2.04 SCHEDULE 7.22. Schedule 7.22 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the Schedule 7.22 attached hereto in lieu thereof.

         2.05 AMENDMENTS TO ANNEX A: CREDIT AGREEMENT DEFINITIONS.

             (a) The following definition of "Additional Term Loan" is hereby inserted in Annex A of the Credit Agreement in proper alphabetical order:

             ""Additional Term Loan" has the meaning specified in Section
3.1(c)."

             (b) The definition of "Applicable Margin" is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

             ""Applicable Margin" means

             (a) at all times on or prior to March 31, 2006 (and, if Borrowers have failed to comply with Section 3.1(c)(iv), at all times thereafter),

                    (i) with respect to Base Rate Loans and all other
             Obligations (other than LIBOR Rate Loans), 4.00%; and

                    (ii) with respect to LIBOR Rate Loans, 6.00%; and

             (b) at all times after March 31, 2006 (provided that Borrowers have complied with Section 3.1(c)(iv)),

                    (i) with respect to Base Rate Loans and all other
             Obligations (other than LIBOR Rate Loans), 3.00%; and

                    (ii) with respect to LIBOR Rate Loans, 5.00%."

             (c) The following definition of "Blocked Account Bank" is hereby inserted in Annex A of the Credit Agreement in proper alphabetical order:

             ""Blocked Account Bank" has the meaning specified in Section
3.1(c)."

             (d) The following definition of "Cash Collateral Account" is hereby inserted in Annex A of the Credit Agreement in proper alphabetical order:

             ""Cash Collateral Account" has the meaning specified in Section 3.1(c)."

             (e) The following definition of "Fourth Amendment" is hereby inserted in Annex A of the Credit Agreement in proper alphabetical order:

             ""Fourth Amendment" means that certain Fourth Amendment to the Credit Agreement, dated as of September 22, 2005."

             (f) The following definition of "Fourth Amendment Effective Date" is hereby inserted in Annex A of the Credit Agreement in proper alphabetical order:

             ""Fourth Amendment Effective Date" means the "Effective Date" under the Fourth Amendment."

             (g) The following definition of "Notes Prepayment" is hereby inserted in Annex A of the Credit Agreement in proper alphabetical order:

             ""Notes Prepayment" has the meaning specified in Section 3.1(c)."

             (h) The definition of "Prepayment Triggering Event" is hereby deleted in its entirety.

SECTION 3. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent, the Co-Agent and the Lenders to enter into this Fourth Amendment, the Borrower Parties hereby represent and warrant that:

         3.01 NO DEFAULT. At and as of the date of this Fourth Amendment and after giving effect to this Fourth Amendment, no Default or Event of Default exists.

         3.02 REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. At and as of the date of this Fourth Amendment and both prior to and after giving effect to this Fourth Amendment, each of the representations and warranties contained in the Credit Agreement and other Loan Documents is true and correct in all material respects.

         3.03 CORPORATE POWER, ETC. The Borrower Parties (a) have all requisite corporate power and authority to execute and deliver this Fourth Amendment and to consummate the transactions contemplated hereby and (b) have taken all action, corporate or otherwise, necessary to authorize the execution and delivery of this Fourth Amendment and the consummation of the transactions contemplated hereby.

         3.04 NO CONFLICT. Neither the execution and delivery of this Fourth Amendment nor consummation of the transactions contemplated hereby will (a) conflict with or result in any breach or violation of any provision of the certificate of incorporation, certificate of formation or by-laws of the Borrower Parties, (b) result in any breach or violation of, or constitute a default

(or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of a Lien upon any of the properties or assets of the Borrower Parties under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease agreement or other instrument or obligation to which the Borrower Parties are parties or to which any of their properties or assets are subject, (c) require any consent, approval, authorization or permit of, or filing with or notification to, any third party or any Governmental Authority, or (d) violate any order, writ, injunction, decree, judgment, ruling, law, statute, rule or regulation of any Governmental Authority.

         3.05 BINDING EFFECT. This Fourth Amendment has been duly executed and delivered by the Borrower Parties and constitutes the legal, valid and binding obligation of the Borrower Parties, enforceable against the Borrower Parties in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally, and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

SECTION 4. CONDITIONS. This Fourth Amendment shall be effective upon the fulfillment by the Borrower Parties, in a manner satisfactory to the Co-Agent, the Agent and the Lenders, of all of the following conditions precedent set forth in this Section 4 (such date, the "Effective Date"):

         4.01 EXECUTION OF THE FOURTH AMENDMENT. Each of the parties hereto shall have executed an original counterpart of this Fourth Amendment and shall have delivered (including by way of telefacsimile or electronic mail) the same to the Co-Agent.

         4.02 OPINION OF COUNSEL. The Co-Agent and the Agent shall have received an opinion of counsel for the Borrower Parties, in form and substance satisfactory to the Co-Agent and the Agent.

         4.03 REPRESENTATIONS AND WARRANTIES. As of the Effective Date, the representations and warranties set forth in Section 3 hereof shall be true and correct.

         4.04 DELIVERY OF OTHER DOCUMENTS. The Co-Agent and the Agent shall have received all such other instruments, documents and agreements as the Co-Agent or the Agent may reasonably request, in form and substance reasonably satisfactory to the Co-Agent and the Agent.

SECTION 5.  MISCELLANEOUS.

         5.01 CONTINUING EFFECT. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.

         5.02 NO WAIVER; RESERVATION OF RIGHTS. This Fourth Amendment is limited as specified and the execution, delivery and effectiveness of this Fourth Amendment shall not operate as a modification, acceptance or waiver of any provision of the Credit Agreement, or any other Loan Document, except as specifically set forth herein. Notwithstanding anything contained in this Fourth Amendment to the contrary, the Agent, the Co-Agent and the Lenders expressly reserve the right to exercise any and all of their rights and remedies under the Credit Agreement, any other Loan Document and applicable law in respect of any Default or Event of Default.

         5.03 REFERENCES.

             (a) From and after the Effective Date, (i) the Credit Agreement, the other Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Fourth Amendment and (ii) all of the terms and provisions of this Fourth Amendment are hereby incorporated by reference into the Credit Agreement, as applicable, as if such terms and provisions were set forth in full therein, as applicable.

             (b) From and after the Effective Date, (i) all references in the Credit Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby and (ii) all references in the Credit Agreement, the other Loan Documents or any other agreement, instrument or document executed and delivered in connection therewith to "Credit Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby.

         5.04 GOVERNING LAW. THIS FOURTH AMENDMENT, AND ALL MATTERS ARISING OUT OF OR RELATING TO THE SUBJECT MATTER HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         5.05 SEVERABILITY. The provisions of this Fourth Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Fourth Amendment in any jurisdiction.

         5.06 COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts and by facsimile, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of this Fourth Amendment by telefacsimile or electronic mail shall be equally effective as delivery of a manually executed counterpart. A complete set of counterparts shall be lodged with the Borrower Parties, the Agent, the Co-Agent and each Lender.

         5.07 HEADINGS. Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose.

         5.08 BINDING EFFECT; ASSIGNMENT. This Fourth Amendment shall be binding upon and inure to the benefit of the Borrower Parties, the Agent, the Co-Agent and the Lenders and their respective successors and assigns; provided, however, that the rights and obligations of the Borrower Parties under this Fourth Amendment shall not be assigned or delegated without the prior written consent of the Agent, the Co-Agent and the Lenders.

         5.09 EXPENSES. The Borrowers agree to pay the Agent and Co-Agent upon demand, for all reasonable expenses, including reasonable fees of attorneys and paralegals for the Agent, the Co-Agent and the Lenders (who may be employees of the Agent, Co-Agent or the Lenders), incurred by the Agent, the Co-Agent and the Lenders in connection with the preparation, negotiation and execution of this Fourth Amendment and any document required to be furnished herewith.

         5.10 INTEGRATION. This Fourth Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.



                            [Signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                   BORROWERS:

                                   SALTON, INC., a Delaware corporation

                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------

                                   TOASTMASTER INC., a Missouri corporation

                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------

                                   SALTON TOASTMASTER LOGISTICS LLC,
                                   a Delaware limited liability company

                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------

                                   GUARANTORS:

                                   HOME CREATIONS DIRECT, LTD.,
                                   a Delaware corporation

                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------

                                   SONEX INTERNATIONAL CORPORATION,
                                   a Delaware corporation

                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------




                      [SIGNATURE PAGE OF FOURTH AMENDMENT]

                                   ICEBOX, LLC, an Illinois limited liability company

                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------

                                   FAMILY PRODUCTS INC., a Delaware corporation

                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------

                                   SALTON HOLDINGS, INC., a Delaware corporation

                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------

                                   AGENT, CO-AGENT AND LENDERS:

                                   WELLS FARGO FOOTHILL, INC.
                                   as the Administrative Agent, the Collateral
                                   Agent and as a Lender

                                   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------

                                   SILVER POINT FINANCE, LLC, as the Co-Agent, the Documentation Agent, and the Syndication Agent

                                   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------



                      [SIGNATURE PAGE OF FOURTH AMENDMENT]

                                   TRS THEBE LLC, as a Lender

                                   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------


                                   SEA PINES FUNDING LLC, as a Lender

                                   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------


                                   SPIRET IV LOAN TRUST 2003-A, as a Lender

                                   By: WILMINGTON TRUST COMPANY, not in its
                                   individual capacity but solely as trustee

                                   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------


                                   SPCP GROUP LLC, as a Lender

                                   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------


                                   FIELD POINT I, LTD., as a Lender

                                   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------


                                   FIELD POINT II, LTD.,  as a Lender

                                   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------




                      [SIGNATURE PAGE OF FOURTH AMENDMENT]